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                                                                   EXHIBIT 10.18


                       AMENDMENT NO. 6 TO CREDIT AGREEMENT


         AMENDMENT dated as of June 8, 1999 to the Amended and Restated Credit Agreement dated as of June 8, 1999 (the "CREDIT AGREEMENT") among HALLWOOD ENERGY CORPORATION, HALLWOOD ENERGY PARTNERS, L.P. and HALLWOOD CONSOLIDATED RESOURCES CORPORATION (collectively, the "BORROWERS"), the BANKS party thereto (the "BANKS"), FIRST UNION NATIONAL BANK, as Collateral Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Amendment of the Distributions Covenant. Clause (b) of the first sentence of Section 4.21 of the Credit Agreement is amended to read in its entirety as follows: "(b) if the aggregate Debt of HEC and its Subsidiaries (other than the Subordinated Notes) exceeds, or would immediately after such Distribution exceed, 100% of the Debt Limit;".

         SECTION 3. Representations of Borrowers. The Borrowers represent and warrant that (i) the representations and warranties of the Borrowers set forth in Article 3 of the Credit Agreement are true on and as of the date hereof and
(ii) no Default has occurred and is continuing.

         SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.



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         SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date on which the Agent shall have received from the Borrowers and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                            HALLWOOD ENERGY CORPORATION


                                            By: /s/ Bill Baumgartner
                                                --------------------------------
                                                Title: Vice President


                                            HALLWOOD CONSOLIDATED
                                                RESOURCES CORPORATION

                                            By: /s/ Bill Baumgartner
                                                --------------------------------
                                                Title: Vice President


                                            HALLWOOD ENERGY PARTNERS, L.P.

                                            By: HEC Acquisition Corp., its
                                                General Partner

                                            By: /s/ Bill Baumgartner
                                                --------------------------------
                                                Title: Vice President



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                                            MORGAN GUARANTY TRUST
                                                COMPANY OF NEW YORK

                                            By: /s/ John Kowalczuk
                                                --------------------------------
                                                Title:  Vice President


                                            FIRST UNION NATIONAL BANK

                                            By: /s/ Robert R. Wetteroff
                                                --------------------------------
                                                Title: Senior Vice President


                                            WELLS FARGO BANK TEXAS, N.A.

                                            By: /s/ Todd Stornetta
                                                --------------------------------
                                                Title: Vice President



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         Acknowledged by:



                                  HALLWOOD LA PLATA, LLC
                                  LA PLATA ASSOCIATES, LLC

                                  By: HALLWOOD PETROLEUM, INC.

                                  By: /s/ Bill Baungartner
                                     -------------------------------------------
                                      Title: Vice President


                                  The Manager of Hallwood La Plata LLC and La
                                     Plata Associates LLC

                                  CONCISE OIL AND GAS PARTNERSHIP
                                  EM NOMINEE PARTNERSHIP COMPANY
                                  MAY ENERGY PARTNERS OPERATING
                                            PARTNERSHIP LTD.

                                  By: HEC ACQUISITION CORP.

                                  By: /s/ Bill Baungartner
                                     -------------------------------------------
                                      Title: Vice President

                                  The General Partner of Concise Oil and Gas
                                  Partnership, EM Nominee Partnership Company,
                                  May Energy Partners Operating Partnership LTD.

                                  HALLWOOD CONSOLIDATED PARTNERS, L.P.

                                  By: HALLWOOD CONSOLIDATED
                                      RESOURCES CORPORATION

                                  By:  /s/ Bill Baungartner
                                     -------------------------------------------
                                       Title: Vice President


                                  The General partner of Hallwood Consolidated
                                        Partners, L.P.





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